Exhibit 99.2
FORM OF CITADEL PROXY CARD HOLDERS OF CITADEL CLASS B COMMON STOCK CITADEL BROADCASTING CORPORATION 7690 W. CHEYENNE AVENUE SUITE 220 LAS VEGAS, NV 89129 HOLDERS OF CLASS B COMMON STOCK VOTE BY INTERNET — [www.proxyvote.com] Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time on , 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Citadel Broadcasting Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE — 1-800-[· ] Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Standard Time on , 2011. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Citadel Broadcasting Corporation, c/o . TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CITADEL BROADCASTING CORPORATION (“CITADEL”) The Board of Directors recommends that you vote “For” the following. 1. Adoption of the Merger Agreement For Against Abstain Proposal to adopt the Agreement and Plan of Merger, dated as of March 9, 2011, as it may be amended from time to time, among Citadel, Cumulus Media Inc., Cumulus Media Holdings, Inc. (f/k/a Cadet Holding Corporation) and Cadet Merger Corporation (the “merger agreement”). ☐ ☐ ☐ The Board of Directors recommends that you vote “For” the following. 5. Appointment of Deloitte & Touche LLP For Against Abstain Proposal to ratify the appointment of Deloitte & Touche LLP to serve as Citadel’s independent registered public accountants for the year ending December 31, 2011. ☐ ☐ ☐ 6. Other Business In their discretion, the proxies are authorized to act upon such other business as may properly come before the annual meeting or any postponement or adjournment thereof and on which the holders of Citadel Class B common stock are entitled to vote. Yes No Please indicate if you plan to attend the annual meeting. ☐ ☐ Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: [The Notice and Information Statement and Proxy Statement/Prospectus, Annual Report and Form 10-K are available at www.proxyvote.com.] — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — CITADEL BROADCASTING CORPORATION HOLDERS OF CLASS B COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS [· ], 2011 The stockholder(s) hereby appoint(s) Farid Suleman, Randy Taylor and Hilary Glassman as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class B Common Stock of Citadel Broadcasting Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at on , 2011, at , and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE